Subsequent events	12 Months Ended
Dec. 31, 2014
Subsequent events [Abstract]
Subsequent events

Note 20 - Subsequent events

On March 5, 2015, a total of 180,000 ordinary shares were issued to the Company's independent directors and certain employees, which vested immediately. The grant date fair value was $0.70 per share. Compensation expense of $126,000 will be recorded in the statement comprehensive income (loss) during first quarter of 2015.